UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A
 (RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
 SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
 the Securities Exchange Act of 1934 (Amendment No. __)

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☐	Soliciting Material Pursuant to §240.14a-12

Trust for Advised Portfolios
(Name of Registrant as Specified In Its Charter)

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Ziegler Floating Rate Fund

A series of Trust for Advised Portfolios
615 East Michigan Street
Milwaukee, Wisconsin 53202

August 29, 2017

Dear Shareholder,

I am writing to inform you of the upcoming special meeting of shareholders of the Ziegler Floating Rate Fund, (“Fund”), a series of Trust for Advised Portfolios (“Trust”), to vote on an important proposal affecting the Fund. The special meeting of shareholders (“Meeting”) will be held on Friday, September 29, 2017, at 12:00 PM Central time, at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The Meeting is being called because Valcour Capital Holdings LLC (“VCH”), which is the sole owner of Valcour Capital Management LLC (“VCM”), the current sub-adviser to the Fund, was sold on July 31, 2017 (the “Transaction”) to Pretium Partners, LLC, which resulted in a change of control of VCM and an assignment of the sub-advisory agreement under the Investment Company Act of 1940 Act, as amended (the “1940 Act”). We are asking shareholders of the Fund to approve a new sub-advisory agreement between Ziegler Capital Management, LLC (“Adviser”), the investment adviser to the Fund, and VCM (the “Proposed Sub-Advisory Agreement”).

To avoid disruption of the Fund’s investment program, the Board of Trustees of the Trust (the “Board”) approved at an in‑person special Board meeting on June 19, 2017, an interim sub-advisory agreement for the Fund in accordance with Rule 15a‑4 under the 1940 Act. This interim sub-advisory agreement will remain in effect for 150 days from the termination of the existing sub-advisory agreement or until Fund shareholders approve a new sub-advisory agreement, whichever is sooner.

The Fund is seeking shareholder approval of the Proposed Sub-Advisory Agreement. There are no material differences between the Proposed Sub-Advisory Agreement and the prior investment sub-advisory agreement, nor are there any material differences in VCM’s obligations under the agreements, which are identical with respect to the sub-advisory fees.

Enclosed is a Notice of a Special Meeting of Shareholders of the Fund, together with a Proxy Statement and Proxy Card for the Fund relating to the proposal to consider and approve the Proposed Sub-Advisory Agreement, hereinafter referred to as the “Proposal.”

If you are a shareholder of record of the Fund as of the close of business on July 31, 2017, you are entitled to vote at the Meeting and at any postponement or adjournment thereof. You may choose one of the following options to authorize a proxy to vote your shares (1) Mail: complete and return the enclosed Proxy Card; (2) Internet: access the website shown on the enclosed Proxy Card and follow the online instructions; (3) Telephone: call the toll-free number shown on the enclosed Proxy Card and follow the recorded instructions; (4) In Person: attend the Meeting on Friday, September 29, 2017. The Board has recommended approval of the Proposed Sub-Advisory Agreement for the Fund and encourages you to vote “FOR” the Proposal.

Thank you for taking the time to consider this important Proposal and for your continuing investment in the Ziegler Floating Rate Fund.

Sincerely,

/s/ Scott A. Roberts
Scott A. Roberts
President
Ziegler Capital Management, LLC

QUESTIONS AND ANSWERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.

Q:	What is this document and why did you send it to me?

A:
This document is a proxy statement. We are sending this document to you for your use in deciding whether to approve the proposed investment sub-advisory agreement (“Proposed Sub-Advisory Agreement”) between Ziegler Capital Management, LLC (“Adviser”) and Valcour Capital Management LLC (“VCM”) (the “Proposal”). Approval of the Proposed Sub-Advisory Agreement enables VCM to continue as the investment sub-adviser for the Ziegler Floating Rate Fund (“Fund”). This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card.

Q:	What is a proxy?

A:
A proxy is a person who votes the mutual fund shares of another person who could not attend a meeting. The term “proxy” also refers to the Proxy Card or other method of appointing a proxy. When you submit your proxy, you are appointing Christopher E. Kashmerick, Russell B. Simon, and Eric W. Pinciss, each of whom, as of the date of the special meeting of shareholders (“Meeting”), are officers of the Trust, as your proxies, and you are giving them permission to vote your mutual fund shares at the special meeting. The appointed proxies will vote your mutual fund shares as you instruct, unless you submit your proxy without instructions. In this case, they will vote FOR the Proposal. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the Board or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, they will not vote your mutual fund shares. This is why it is important for you to return the Proxy Card to us as soon as possible whether or not you plan on attending the Meeting.

Q:	What am I being asked to vote on?

A:	You are being asked to approve the Proposed Sub-Advisory Agreement between the Adviser and VCM.

Pursuant to a transaction with Pretium Partners, LLC (“Pretium”), Pretium purchased 100% of Valcour Capital Holdings LLC (“VCH”) and, therefore, acquired control of VCM on July 31, 2017 (the “Transaction”). There was also one change in the day-to-day management of the Fund’s investment portfolio as a result of the Transaction. Joseph Schlim, who was one of four portfolio managers to the Fund, is no longer a portfolio manager to the Fund. No other change to the Fund is expected as a result of the Transaction.

In light of the change of control of VCM, the Transaction caused an assignment of the investment sub-advisory agreement between Ziegler and VCM under the Investment Company Act of 1940 (the “1940 Act”). This assignment terminated the Amended and Restated Sub-Advisory Agreement dated January 10, 2017 (the “Prior Sub-Advisory Agreement”) in accordance with its terms and as required by Section 15 of the 1940 Act. In order for VCM to continue to serve as the sub-adviser to the Fund, it is necessary for shareholders of the Fund to approve a new sub-advisory agreement for the Fund.

In anticipation of the assignment and termination of the Prior Sub-Advisory Agreement, the Board of Trustees of the Trust for Advised Portfolios (“Board” or “Trustees”), including a majority of the Trustees who are not “interested persons” of the Trust (as defined under the 1940 Act), held an in-person special Board meeting on June 19, 2017 (the “Board Meeting”) where it approved, among other things, an interim investment sub-advisory agreement between Ziegler and VCM (the “Interim Agreement”) that took effect on July 31, 2017. Except for the provisions required by Rule 15a‑4 under the 1940 Act, the Interim Agreement contains the same terms and conditions as the Prior Sub-Advisory Agreement.

Q&A Page 1

In accordance with Rule 15a-4 under the 1940 Act, and per the terms of the Interim Agreement, if the shareholders of the Fund fail to approve a new investment sub-advisory agreement within 150 days after the effective date of the Interim Agreement, the Interim Agreement will terminate and the Board will have to consider alternative arrangements with respect to the management of the Fund’s assets. Accordingly, at the Board Meeting, the Board approved the Proposed Sub-Advisory Agreement between Ziegler and VCM and is seeking shareholder approval of the Proposed Sub-Advisory Agreement. There are no material differences between the Proposed Sub-Advisory Agreement and the Prior Sub-Advisory Agreement, nor are there any material differences in VCM’s obligations under the agreements, which are identical with respect to the sub-advisory fees.

Q:	Who is Pretium?

A:	Founded in 2012, Pretium is an alternative asset manager focused on residential real estate and mortgage credit with approximately $2.4 billion in assets under management as of June 30, 2017.

Q:	How would approval of the Proposal affect my account with the Fund?

A:
Approval of the Proposal would not affect your account. You would still own the same number of shares in the Fund and the value of your investment would not be affected. The Proposed Sub-Advisory Agreement contains substantially similar terms as the Prior Sub-Advisory Agreement and is discussed in more detail in the enclosed Proxy Statement.

Q:	How would approval of the Proposal affect the fees and expenses I pay as a shareholder of the Fund?

A:
The fees and expenses that you pay as a shareholder of the Fund are not expected to change as a result of the Transaction. Approval of the Proposal would not result in an increase in the rate of the Fund’s investment advisory or sub-advisory fee, and the Fund will not bear any portion of the costs associated with the Transaction. The expenses in connection with preparing the Proxy Statement and its enclosures and all solicitations will be paid by VCM.

Q:	How does the Board recommend that I vote?

A:
After careful consideration, the Board unanimously recommends that shareholders vote “FOR” the Proposal. The Board weighed a number of factors in reaching its decision to approve VCM to continue as the investment sub-adviser for the Fund, including the history, reputation, qualifications and resources of VCM. The Board also considered that the fee under the Proposed Sub-Advisory Agreement is the same as the fee under the Prior Sub-Advisory Agreement and that total expenses for the Fund would not increase.

Q&A Page 2

Q:	Who is eligible to vote?

A:
Shareholders of record of the Fund as of the close of business on July 31, 2017 (the “Record Date”), are entitled to be present and to vote at the Meeting or any adjournment thereof. Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold.

Q:	What vote is required?

A:
Approval of the Proposal requires the vote of the “majority of the outstanding voting securities,” which is defined under the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund entitled to vote thereon.

Q:	How do I vote my shares?

A:	For your convenience, you may vote your shares in the following four ways:

In Person:  You may vote your shares in person at the Meeting if you attend.

By Mail:  You may vote your shares by completing, dating, signing and returning your Proxy Card by mailing it in the enclosed postage-paid envelope.

By Telephone:  You may vote your shares by telephone. To do so, please have your Proxy Card available, call the toll-free number on the Proxy Card, and follow the simple instructions on the recording.

Via the Internet:  You may vote your shares via the Internet. To do so, please have your Proxy Card available, go to the website shown on the Proxy Card and follow the simple instructions on the website.

We encourage you to vote via the Telephone or Internet using the control number on your Proxy Card, and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings.

If you simply sign and date the Proxy Card, but do not indicate a specific vote for a proposal, your shares will be voted FOR the Proposal and grant discretionary authority to the persons named in the Proxy Card as to any other matters that properly come before the Meeting.

Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether the quorum requirement is met. With regard to approving the Proposed Sub-Advisory Agreement, the failure to vote your proxy, abstentions and broker non-votes have the same effect as a vote AGAINST the Proposed Sub-Advisory Agreement.

Q&A Page 3

Whether you vote in person, by mail, by telephone or via the Internet, you may revoke your proxy at any time before it is exercised by giving the Trust’s Secretary written notice of your revocation, by submitting a subsequent proxy (the subsequent proxy may be submitted by mail, by telephone or via the Internet), or by voting in person at the Meeting. Your attendance at the Meeting does not automatically revoke your proxy.

Q:	If I vote by mail, how do I sign the Proxy Card?

A:	Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the Proxy Card.

Joint Accounts:  Either owner may sign, but the name of the person signing should conform exactly to a name shown in the account registration.

All Other Accounts:  The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Q:	How is a quorum established?

A:
Under the Trust’s Bylaws, a quorum is constituted by the presence in person or by proxy of 33% of the outstanding shares of the Fund entitled to vote at the Meeting. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on the Proposal, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Q:	What will happen if there are not enough votes to approve the Proposal?

A:
In the event a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the person named as proxy may propose one or more postponements or adjournments of the Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the Proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation.

Q&A Page 4

IMPORTANT INFORMATION FOR SHAREHOLDERS

ZIEGLER FLOATING RATE FUND

A series of Trust for Advised Portfolios
615 East Michigan Street
Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 29, 2017

A special meeting of shareholders (“Meeting”) of the Ziegler Floating Rate Fund (“Fund”), a series of Trust for Advised Portfolios (“Trust”), will be held on Friday, September 29, 2017, at 12:00 PM, Central time, at the offices of the Trust, 615 East Michigan Street, Milwaukee, Wisconsin 53202. At the Meeting, shareholders of the Fund will be asked to consider and act upon the following proposals:

1.	To approve a new investment sub-advisory agreement between Ziegler Capital Management, LLC and Valcour Capital Management LLC.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THE TRUST’S BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL UPON WHICH YOU ARE BEING ASKED TO VOTE.

The Trust’s Board of Trustees has fixed the close of business on July 31, 2017, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign, and return promptly the enclosed Proxy Card so that a quorum will be present and a maximum number of shares may be voted for the Fund. In the alternative, please call the toll-free number on your Proxy Card to vote by telephone or go to the website shown on your Proxy Card to vote via the Internet.

By Order of the Board of Trustees

/s/ Eric W. Pinciss
Eric W. Pinciss, Esq.
Secretary, Trust for Advised Portfolios
August 29, 2017

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

We urge you to sign and date the enclosed Proxy Card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States; or take advantage of the telephonic or internet voting procedures described on the Proxy Card. Just follow the simple instructions that appear on your Proxy Card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

Notice of Meeting

SPECIAL MEETING OF SHAREHOLDERS OF THE
ZIEGLER FLOATING RATE FUND

A series of Trust for Advised Portfolios
615 E. Michigan Street
Milwaukee, Wisconsin 53202

TO BE HELD SEPTEMBER 29, 2017

PROXY STATEMENT
August 29, 2017

This Proxy Statement is being furnished to the shareholders of the Ziegler Floating Rate Fund (“Fund”), a series of Trust for Advised Portfolios (“Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees ( “Board” or “Trustees”) in connection with the Fund’s solicitation of shareholders’ proxies for use at a special meeting of shareholders of the Fund (“Meeting”) to be held on Friday, September 29, 2017 at 12:00 p.m., Central time, at the offices of the Trust, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, for the purposes set forth below and in the accompanying Notice of Special Meeting.

Shareholders of record at the close of business on the record date, established as July 31, 2017 (“Record Date”), are entitled to notice of, and to vote at, the Meeting. The approximate mailing date of this Proxy Statement to shareholders is August 31, 2017. The Meeting will be held for the following purpose:

1.	To approve a new investment sub-advisory agreement between Ziegler Capital Management, LLC and Valcour Capital Management LLC.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

PROPOSAL:

APPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN ZIEGLER AND VALCOUR

Background
Valcour Capital Management LLC (“VCM”) has provided investment sub-advisory services to the Fund since its inception and currently manages portfolio assets pursuant to an interim investment sub-advisory agreement with the Fund. Valcour Capital Holdings LLC (“VCH”), which is the sole owner of VCM, was sold on July 31, 2017 to Pretium Partners, LLC (“Pretium,” such sale, the “Transaction”), which resulted in a change of control of VCM and an assignment of the sub-advisory agreement under the Investment Company Act of 1940 Act, as amended (the “1940 Act”).

In light of the change of control of VCM, this assignment terminated the prior investment sub-advisory agreement in accordance with its terms and as required by Section 15 of the 1940 Act. In anticipation of this assignment and termination, the Board, including a majority of the directors who are not “interested persons” of the Trust (as defined under the 1940 Act), approved at an in-person special Board meeting on June 19, 2017 (“Board Meeting”) the interim investment sub-advisory agreement between the Ziegler Capital Management, LLC (“Adviser”) and VCM (“Interim Agreement”) that took effect on July 31, 2017. Except for provisions required by Rule 15a‑4 under the 1940 Act, the Interim Agreement contains the same terms and conditions as the prior investment sub-advisory agreement between the Adviser and VCM (“Prior Sub-Advisory Agreement”).

Proxy Statement

In accordance with Rule 15a-4 under the 1940 Act, under the terms of the Interim Agreement, if the shareholders of the Trust fail to approve a new investment sub-advisory agreement within 150 days after the effective date of the Interim Agreement, the Interim Agreement will terminate and the Board will have to consider alternate arrangements in respect of the management of the Fund’s assets. Accordingly, at the Board Meeting, the Board also approved a new investment sub-advisory agreement between the Adviser and VCM (“Proposed Sub-Advisory Agreement”) and is seeking shareholder approval of the Proposed Sub-Advisory Agreement. There are no material differences between the Proposed Sub-Advisory Agreement and the Prior Sub-Advisory Agreement, nor are there any material differences in VCM’s obligations under the agreements, which are identical with respect to the sub-advisory fees.

Scott Roberts, President of the Adviser, continues to serve as a portfolio manager to the Fund. Additionally, George Marshman, Chief Compliance Officer of VCM and portfolio manager of the Fund, and John D’Angelo, Portfolio Manager of the Fund have retained their duties as portfolio managers. Messrs. Roberts, Marshman and D’Angelo have served as portfolio managers of the Fund since its inception in April 2016. Joseph Schlim no longer serves as portfolio manager to the Fund.

Summary of the Prior Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement
A copy of the Proposed Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the Proposed Sub-Advisory Agreement is only a summary. In addition to the description below, you should refer to and review the Proposed Sub-Advisory Agreement at Exhibit A.

Description of Sub-Advisory Agreement. VCM has served as investment sub-adviser to the Fund since the Fund’s commencement of operations on April 1, 2016. VCM provided these services pursuant to the Prior Sub-Advisory Agreement and currently provides these services pursuant to the Interim Agreement. If approved by shareholders at the Meeting, VCM will continue to provide the same services pursuant to the terms of the Proposed Sub-Advisory Agreement. The Proposed Sub-Advisory Agreement will remain in effect for a period of two (2) years, unless sooner terminated. After the initial two-year period, continuation of the Proposed Sub-Advisory Agreement from year-to-year is subject to annual approval by the Board, including at least a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (“Independent Trustees”). Both the Prior Sub‑Advisory Agreement and the Proposed Sub-Advisory Agreement may be terminated (1) upon termination of the Investment Advisory Agreement relating to the Fund by either party thereto (accompanied by simultaneous notice to VCM);  (2) by the Fund at any time upon written notice to VCM that the Trustees of the Trust or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the 1940 Act, have terminated the agreement; or (3) upon at least sixty days’ written notice to VCM by the Adviser. Both the Prior Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement may also be terminated by VCM with respect to the Fund without penalty upon ninety days’ written notice to the Adviser and the Trust.

Sub-Advisory Services. Both the Prior Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement state that, subject to oversight by the Trustees of the Trust and the supervision of the Adviser, VCM will provide research, analysis, advice, and recommendations with respect to the purchase and sale of securities and other investments, and make investment commitments with respect to such portion of the Fund’s assets as shall be allocated to VCM by the Adviser from time to time. Further, both the Prior Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement state VCM will provide the services in accordance with the Fund’s investment objective, policies, and restrictions as stated in the Fund’s registration statement, as provided to VCM by the Adviser.

Sub-Advisory Fees. Both the Prior Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement provide that the Adviser will pay VCM a fee based on the Fund’s daily net assets of 0.00% up to $100 million, plus 0.20% of assets over $100 million. The Fund commenced operations on April 1, 2016 and the fiscal year end for the Fund is September 30. For the period April 1, 2016 through March 31, 2017, the Adviser paid no sub-advisory fees to VCM.

Proxy Statement

Brokerage Policies. The Prior Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement authorize VCM to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct VCM to obtain the best overall price and the most favorable execution of its orders. VCM may cause the Fund to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction if VCM determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or VCM’s overall responsibilities with respect to the accounts.

Payment of Expenses. Both the Prior Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement provide that VCM will pay expenses incurred by it in connection with its activities under the Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction changes, if any) purchased for the Fund.

Limitation on Liability and Indemnification. Both the Prior Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement provide that VCM shall comply with all applicable laws and regulations in the discharge of its duties; shall comply with the investment policies, guidelines, and restrictions of the Fund; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. VCM shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by VCM in violation of this section, except that VCM and its directors, officers, stockholders, employees, and agents shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Trust in connection with any matters to which the Agreement relates or for any other act or omission in the performance by VCM of its duties under the Agreement except for any liability that is due to VCM’s willful misfeasance, bad faith, or negligence in the performance of its duties or by reckless disregard of its obligations or duties under the Agreement.

Information about VCM
VCM is an investment adviser registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. VCM is located at 201 Broad Street, 8th Floor, Stamford, Connecticut 06901 and provides fee-based investment management to an unregistered pooled investment vehicle, collateral loan obligations, and the Fund. Following the Transaction, VCM has become a wholly owned subsidiary of Pretium. The following table sets forth the name, position and principal occupation of each current member and principal officer of VCM, each of whom is located at VCM’s principal office location. The only change in the principal executive officers and directors of VCM as a result of the Transaction is that Joseph Schlim is no longer a partner.

Principal’s Name	Position/Principal Occupation
George Marshman	Managing Partner, Senior Portfolio Manager and Chief Investment Officer
John D’Angelo	Partner and Senior Portfolio Manager
Harumi Aoto	Partner and Marketing Director

Proxy Statement

By virtue of their ownership of VCH, VCM’s partners became vested shareholders in Pretium. As Pretium employees, VCM personnel will be eligible to participate in Pretium’s stock ownership plan, which grants vesting interests in Pretium’s holding companies, as well as interests in specific funds and management entities. The following table sets forth the name of each person who owns of record, or beneficially, 10% of more of the outstanding voting securities of VCM before or after the Transaction.

Name of Owner	% of Voting Securities Held prior to July 31, 2017	% of Voting Securities Held as of July 31, 2017
Pretium Partners LLC 40 West 57th Street, 15th Floor New York, NY 10019	0%	100%
Donald Mullen c/o Lance Harris, Esq., 1211 Avenue of the Americas, 40th Floor New York, NY 10036-8718	0%	72.2%
OFPI US Corp. 25a, boulevard Grande-Duchesse Charlotte, L-1331 Luxembourg, Grand Duchy of Luxembourg	0%	27.8%
Valcour Capital Holdings LLC One Canterbury Green, 8th Floor Stamford, CT 06901	100%	0%
George Marshman Valcour Capital Management LLC 201 Broad St Stamford, CT 06901	36.25%	0%
Joseph Schlim Valcour Capital Management LLC 201 Broad St Stamford, CT 06901	36.25%	0%

Legal Requirements in Approving the Interim and Proposed Sub-Advisory Agreement

Under 1940 Act Rule 15a‑4, an investment adviser or sub-adviser can serve pursuant to an interim advisory agreement for up to 150 days while seeking shareholder approval of a new investment advisory or sub-agreement. Rule 15a‑4 imposes the following conditions, all of which were met by the Board at the Board Meeting with respect to the Interim Agreement:

(1)	the compensation under the interim agreement may be no greater than under the previous contract;
(2)	the board, including a majority of the independent trustees, must vote in person to approve the interim agreement before the previous contract is terminated;
(3)
the board, including a majority of the independent trustees, determines that the scope and quality of services to be provided to the fund under the interim agreement will be at least equivalent to the scope and quality of services provided under the previous contract;

Proxy Statement

(4)
the interim agreement provides that the board or a majority of a fund’s outstanding voting securities may terminate the interim agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the adviser;

(5)
the interim agreement contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a‑4 and other differences determined to be immaterial by the board;

(6)
the interim agreement provides in accordance with the specific provisions of Rule 15a‑4 for the establishment of an escrow account in which the advisory fees will be held pending approval of a new contract by shareholders; and,

(7)	the board satisfies certain fund governance standards under Rule 0‑1(a)(7) of the 1940 Act.

The Interim Agreement currently in effect will terminate upon the sooner to occur of (1) December 11, 2017, or (2) the approval by the Fund’s shareholders of the Proposed Sub-Advisory Agreement. Under the Interim Agreement, the fees earned by VCM, if any, during this interim period will be held in an interest-bearing escrow account at U.S. Bank, N.A. Fees that are paid to the escrow account, including interest earned, will be paid to VCM if the Fund’s shareholders approve the Proposed Sub-Advisory Agreement within 150 days of the date of the Interim Agreement. If shareholders of the Fund do not approve the Proposed Sub-Advisory Agreement within 150 days of the date of the Interim Agreement, then VCM will be paid, if applicable, out of the escrow account, the lesser of: (1) any costs incurred in performing the Interim Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

Recommendation of the Board of Trustees
In addition to the Interim Agreement, at the Board Meeting, the Board also approved the Proposed Sub-Advisory Agreement. Prior to approving this Agreement, the Board considered its legal responsibilities with regard to all factors deemed to be relevant to the Fund, including, but not limited to, the following: (1) the quality of VCM’s services provided to the Fund since the Fund’s inception; (2) the performance of the Fund while managed by VCM; (3) the fact that there are no material differences between the terms of the Proposed Sub-Advisory Agreement and the terms of the Prior Sub‑Advisory Agreement; (4) the fact that three of the four current portfolio managers will continue to manage the Fund; (5) the fact that the fee structure under the Proposed Sub-Advisory Agreement is identical to the fee structure under the Prior Sub-Advisory Agreement; and (6) other factors deemed relevant.

No single factor was determinative in the Board’s decision to approve the Proposed Sub-Advisory Agreement for the Fund, but rather the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board determined that the Proposed Sub-Advisory Agreement, including the sub-advisory fees, was fair and reasonable. The Board, therefore, determined that approval of the Proposed Sub-Advisory Agreement is in the best interest of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided to the Fund. The Board considered the nature, extent and quality of services provided to the Fund by VCM and the amount of time devoted to the Fund’s affairs by VCM’s staff. The Board considered VCM’s specific responsibilities in many aspects of day-to-day management of the Fund, including the investment strategies implemented by VCM, as well as the qualifications, experience and responsibilities of key personnel at VCM involved in the day-to-day activities of the Fund, and noted that as a result of the Transaction, Joseph Schlim would no longer be a part of VCM nor serve as a portfolio manager to the Fund, although Mr. Schlim is expected to stay on for a period of time as a consultant to VCM. The Board noted that during the course of the prior year they had met with representatives of VCM to discuss the Fund’s performance and outlook, as well as VCM’s compliance program. The Board also noted any services that extended beyond portfolio management, and they considered the trading capability of VCM. The Board concluded that VCM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Proposed Sub-Advisory Agreement and that the nature, overall quality, and extent of the management services provided to the Fund, as well as VCM’s compliance policies and procedures, were satisfactory and reliable. The Board took into account VCM’s assertion that the proposed change in control would not negatively impact, but rather should enhance, the quality of services to be provided to the Fund.

Proxy Statement

Investment Performance of VCM and the Fund. The Board reviewed and discussed the Fund’s performance and the overall performance by VCM since the inception of the Fund on April 1, 2016. In assessing the quality of the portfolio management services delivered by VCM, the Board also compared the Fund on both an absolute basis and in comparison to a third party peer group category. The Board noted that the Fund’s performance was generally in line with its peer group category. After considering all of this information, the Board concluded that the performance obtained by VCM for the Fund was satisfactory under current market conditions.

Costs of Service and Profits Realized. The Board considered the cost of services and the structure of VCM’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Board noted that the change in control would not result in a change in any of these fees. The Board considered data relating to the cost structure of the Fund. The Board reviewed VCM’s and Pretium’s financial information, and considered the overall profitability of VCM and benefits of Pretium’s proposed ownership. The Board noted that the Fund’s contractual sub-advisory fee was 0.00% up to $100 million, plus 0.20% of assets over $100 million, which did not allow for any revenues to be generated from the sub-advisory fee by VCM or Pretium at this time. The Board also compared the fees paid by the Fund to the fees paid by the Fund’s competitors.

The Board noted that the sub-advisory relationship between the Adviser and VCM reflected an arm’s length negotiation and that VCM’s sub-advisory fees are to be paid by the Adviser and not the Fund. The Board concluded that the sub-advisory fees payable to VCM were fair and reasonable. The Board further concluded that the Fund had not been profitable to VCM, but that VCM and Pretium would maintain adequate levels to subsidize its services to the Fund until they reached profitability.

Extent of Economies of Scale as the Fund Grows. The Board compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but would revisit the extent to which such economies have been achieved in the future as circumstances change and asset levels increase.

Section 15(f) of the 1940 Act. In considering whether the arrangements between Ziegler and VCM comply with the conditions of Section 15(f) of the 1940 Act, the Trustees reviewed the conditions of Section 15(f). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Trustees considered that, consistent with the first condition of Section 15(f), Ziegler, VCM and the Board were not aware of any plans to reconstitute the Board following the change in investment adviser. Thus, at least 75% of the Trustees would not be “interested persons” of VCM for a period of three years after the change in control of the investment adviser.

The second condition of Section 15(f) is that an “unfair burden” must not be imposed upon the Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. With respect to this second condition, the Board considered that Ziegler has undertaken to maintain the Fund’s current expense cap for a two‑year period through January 2020. The Board concluded that no “unfair burden” is being imposed upon the Fund over the course of the two-year period, and the Board will ensure that there will not be any other unfair burden imposed on the Fund or its shareholders as a result of this transaction.
In addition, the Board will ensure that there will not be any other unfair burden imposed on the Fund or its shareholders as a result of this transaction.

Proxy Statement

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote “FOR” the proposal to approve a new investment sub-advisory agreement between Ziegler Capital Management, LLC and Valcour Capital Management LLC.

VOTING INFORMATION

Record Date/Shareholders Entitled to Vote
The Fund is a series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting with respect to the Fund. Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and vote at the Meeting. As of the Record Date, the Fund had 10,168.204 Class A shares, 19,684.734 Class C shares, and 1,739,878.205 Institutional shares outstanding and entitled to vote.  Along with the approval of the Board, including a majority of the Trustees who are not interested persons of the Trust or any affiliate of the Fund within the meaning of the 1940 Act, the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund is required for the Proposed Sub-Advisory Agreement to become effective. “Majority of the outstanding voting securities” as defined in the 1940 Act means the lesser of (i) 67% of the voting securities present at the Meeting if more than 50% of the outstanding voting securities are present, or (ii) more than 50% of the outstanding voting securities. This means that the affirmative vote of the outstanding shares of the Fund voting together, and not by separate share class, at the Special Meeting is required.

Voting Proxies
You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call 844-828-1919. If you sign and return the accompanying Proxy Card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Meeting or by delivering a subsequently dated Proxy Card or by attending and voting at the Meeting in person. Proxies voted by telephone or Internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed Proxy Card. Properly executed proxies will be voted, as you instruct, by the persons named in the Proxy Statement. In the absence of such direction, however, the persons named in the Proxy Statement intend to vote FOR the Proposal and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

The Proposal will be voted on by shareholders of the Fund. Along with the approval of the Board, including a majority of the Trustees who are not interested persons of the Trust or any affiliate of the Fund within the meaning of the 1940 Act, the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund is required for the Proposed Sub-Advisory Agreement to become effective. “Majority of the outstanding voting securities” as defined in the 1940 Act means the lesser of (i) 67% of the voting securities present at the Meeting if more than 50% of the outstanding voting securities are present, or (ii) more than 50% of the outstanding voting securities.

If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the Proposal (or abstained) and vote against adjournment all proxies that voted against such Proposal.

Quorum Required

Proxy Statement

The Fund must have a quorum of shares represented at the Meeting, in person or by proxy, in order to take action on any matter relating to the Fund. Under the Trust’s Bylaws, a quorum is constituted by the presence in person or by proxy of 33% of the outstanding shares of the Fund entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.”  Thus, a broker non-vote or abstention will have the effect of a vote against the Proposal and any other proposal that requires the affirmative vote of the Fund’s outstanding shares for approval.

If a quorum is not present at the Meeting, or a quorum is present at the Meeting but sufficient votes to approve a proposal for the Fund are not received, the Secretary of the Meeting or the holders of a majority of the shares of the Fund present at the Meeting in person or by proxy may adjourn the Meeting to permit further solicitation of proxies.

Other Matters to Come Before the Meeting
The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

ADDITIONAL INFORMATION

Management Ownership
As of the Record Date, to the best of the knowledge of the Trust, no Trustee of the Trust beneficially owned 1% or more of the outstanding shares of the Fund, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities, beneficially or of record, of the Adviser, U.S. Bancorp, the parent company of the distributor, or any of their respective affiliates.

Share Ownership
To the knowledge of the Trust’s management, as of the close of business on July 31, 2017, none of the officers or Trustees of the Trust held any beneficial ownership of the Fund’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on July 31, 2017, persons owning of record more than 5% of the outstanding shares of the Fund were as follows:

Class A Name and Address	% Ownership	Amount and Type of Ownership
Brinckerhoff Trust c/o Ziegler Capital Management, LLC 70 W. Madison Street, 24th Floor Chicago, IL 60602	40.63%	4131.767 Beneficial
Evelyn Foster c/o Ziegler Capital Management, LLC 70 W. Madison Street, 24th Floor Chicago, IL 60602	18.32%	1862.424 Beneficial

Proxy Statement

Donald S. Glaser c/o Ziegler Capital Management, LLC 70 W. Madison Street, 24th Floor Chicago, IL 60602	18.23%	1853.225 Beneficial
Thomas Cleary c/o Ziegler Capital Management, LLC 70 W. Madison Street, 24th Floor Chicago, IL 60602	9.21%	936.452 Beneficial
Hutler Living Trust c/o Ziegler Capital Management, LLC 70 W. Madison Street, 24th Floor Chicago, IL 60602	9.21%	936.446 Beneficial

Class C Name and Address	% Ownership	Amount and Type of Ownership
Jacob M And Marci J Studley c/o Ziegler Capital Management, LLC 70 W. Madison Street, 24th Floor Chicago, IL 60602	31.51%	6203.4453 Beneficial
Chiu-Ying W Chen c/o Ziegler Capital Management, LLC 70 W. Madison Street, 24th Floor Chicago, IL 60602	20.27%	3989.205 Beneficial
Stifel Nicolaus Custodian for Patricia K Walker One Financial Plaza 501 North Broadway St. Louis, Missouri 63102	19.85%	3906.555 Record

Lillian E Swiger c/o Ziegler Capital Management, LLC 70 W. Madison Street, 24th Floor Chicago, IL 60602	10.14%	1996.151 Beneficial
Meyer Rev Trust c/o Ziegler Capital Management, LLC 70 W. Madison Street, 24th Floor Chicago, IL 60602	6.12%	1204.719 Beneficial

Proxy Statement

Institutional Class Name and Address	% Ownership	Amount and Type of Ownership
Capinco c/o US Bank NA PO Box 1787 Milwaukee, WI 53201	51.71%	899692.267 Record
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	32.84%	571371.804 Record

Reports to Shareholders
For a free copy of the Fund’s annual report for the fiscal year ended September 30, 2016, or the most recent semi-annual report, please write to Ziegler Floating Rate Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or call the Fund at 844-828-1919.

Method and Cost of Proxy Solicitation
Proxies will be solicited by the Trust primarily by mail. The solicitation may also include telephone, facsimile, and electronic or oral communications by certain officers of the Fund or the Adviser who will not be paid for these services. VCM will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies, including those expenses incurred by VCM. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. VCM may reimburse such broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Shareholder Proposals
The Trust and the Fund are generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of trustees or approval of a new advisory agreement are required to be taken under the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Trust hereafter called, whether pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 or otherwise, should send the proposal to the Secretary, Trust for Advised Portfolios, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 within a reasonable time before the solicitation of the proxies for such meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at such meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration at the meeting.

Portfolio Transactions
The Fund does not allocate portfolio brokerage on the basis of the sales of Fund shares. The Fund does not execute portfolio transactions through affiliated brokers.

Service Providers
Proxy Statement

The Fund’s investment adviser is Ziegler Capital Management, LLC, 70 West Madison Street, 24th Floor, Chicago, Illinois 60602-4109. The Fund’s sub-adviser is Valcour Capital Management LLC, located at 201 Broad Street, Stamford, CT 06901. The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s Custodian. Quasar Distributors, LLC, located at 777 East Wisconsin Avenue, MK-WI-T6, Milwaukee, Wisconsin 53202, serves as the Fund’s principal underwriter.

Householding
If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate Proxy Cards. If you would like to receive a separate copy of the Proxy Statement or shareholder reports, please call 844-828-1919 or write to Ziegler Floating Rate Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 844-828-1919 or write to Ziegler Floating Rate Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.
Proxy Statement

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

THIS INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) made this ___ day of _______, 2017 by and between ZIEGLER CAPITAL MANAGEMENT, LLC (hereinafter referred to as the “Investment Adviser”) and VALCOUR CAPITAL MANAGEMENT LLC (hereinafter referred to as the “Subadviser”), which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

W I T N E S S E T H:

WHEREAS, the Investment Adviser has been retained by the Trust for Advised Portfolios, a Delaware statutory trust (the “Trust”), a registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), to provide investment advisory services to the Trust with respect to certain series of the Trust set forth in Schedule A hereto as may be amended from time to time (hereinafter referred to as a “Fund” and, collectively, the “Funds” of the Trust);

WHEREAS, the Investment Adviser wishes to enter into a contract with the Subadviser to provide research, analysis, advice and recommendations with respect to the purchase and sale of securities and other investments, and make investment commitments with respect to such portion of the Funds’ assets as shall be allocated to the Subadviser by the Investment Adviser from time to time (“Allocated Assets”), subject to oversight by the Trustees of the Trust and the supervision of the Investment Adviser.

NOW THEREFORE, in consideration of the mutual agreements herein contained, and intending to be bound, the parties agree as follows:

1.          In accordance with the Investment Advisory Agreement between the Trust and the Investment Adviser (“Investment Advisory Agreement”) with respect to the Funds, the Investment Adviser hereby appoints the Subadviser to act as subadviser with respect to the Allocated Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services set forth herein, for the compensation provided herein.

2.          For all of the services rendered with respect to a Fund as herein provided, the Investment Adviser shall pay to the Subadviser a fee (for the payment of which the Fund shall have no obligation or liability), based on the Current Net Assets of the Fund (as defined below), as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable quarterly, as soon as practicable after the last day of each calendar quarter. In the case of termination of this Agreement with respect to a Fund during any calendar month, the fee with respect to such Fund accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, “Current Net Assets” shall mean the value of the Allocated Assets, as computed for purposes of calculating the Fund’s net asset value.

Exhibit A

3.          This Agreement shall become effective with respect to a Fund as of the date set forth opposite the Fund’s name as set forth on Schedule A hereto, provided that it has been approved by the Trustees of the Trust in accordance with the provisions of the 1940 Act and the rules thereunder and, if so required by the 1940 Act and the rules thereunder, by the shareholders of the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.

4.          This Agreement shall continue in effect for the initial term set forth in Schedule A. It shall be renewed automatically thereafter with respect to a Fund by the Investment Adviser and the Subadviser for successive periods not exceeding one year, if and only if such renewal and continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the 1940 Act and provided further that such continuance is approved at least annually by a vote of a majority of the Trust’s Trustees, who are not parties to such Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement will terminate with respect to a Fund without the payment of any penalty (i) upon termination of the Investment Advisory Agreement relating to the Fund by either party thereto (accompanied by simultaneous notice to the Subadviser), (ii) by the Fund at any time upon written notice to the Subadviser that the Trustees of the Trust or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the 1940 Act, have terminated this Agreement, or (iii) upon at least sixty days’ written notice to the Subadviser by the Investment Adviser. This Agreement may also be terminated by the Subadviser with respect to a Fund without penalty upon ninety days’ written notice to the Investment Adviser and the Trust.

This Agreement shall terminate automatically with respect to a Fund in the event of its assignment or, upon notice thereof to the Subadviser, the assignment of the Investment Advisory Agreement (in each case as the term “assignment” is defined in Section 2(a)(4) of the 1940 Act, subject to such exemptions as may be granted by the Securities and Exchange Commission (“SEC”) by any rule, regulation, order or interpretive guidance).

5.          Subject to the oversight of the Board of Trustees of the Trust and the Investment Adviser, the Subadviser will provide an investment program for the Allocated Assets, including investment research and management with respect to securities and other investments, including cash and cash equivalents, and will determine from time to time what securities and other investments will be purchased, retained or sold. The Subadviser will provide the services under this Agreement in accordance with each Fund’s investment objective, policies and restrictions as stated in the Fund’s registration statement, as provided to the Subadviser by the Investment Adviser. The Subadviser further agrees that, in all matters relating to the performance of this Agreement, it:

(a)          shall act in conformity with the Trust’s Declaration of Trust, By-Laws and currently effective registration statements under the 1940 Act and the Securities Act of 1933 (the “1933 Act”) and any amendments or supplements thereto (the “Registration Statements”) and with the written policies, procedures and guidelines of each Fund, and written instructions and directions of the Trustees of the Trust and shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”) and the rules thereunder, and all other applicable federal and state laws and regulations. The Investment Adviser agrees to provide Subadviser with copies of the Trust’s Declaration of Trust, By-Laws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees, and any amendments or supplements to any of them at, or, if practicable, before the time such materials, instructions or directives become effective;

Exhibit A

(b)          will maintain at all times during the term of this Agreement, in full force and effect, insurance, including without limitation errors and omissions insurance, with reputable insurance carriers, in such amounts, covering  such risks and liabilities, and with such deductibles and self-insurance as are consistent with customary industry practice;

(c)          will pay expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction changes, if any) purchased for each Fund;

(d)          will place orders pursuant to its investment determinations for the Allocated Assets either directly with any broker or dealer, or with the issuer. In placing orders with brokers or dealers, the Subadviser will attempt to obtain the best overall price and the most favorable execution of its orders. Subject to policies established by the Trustees of the Trust and communicated to the Subadviser, it is understood that the Subadviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of a Fund, or be in breach of any obligation owing to the Investment Adviser or the Trust or in respect of a Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting an investment transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretive guidance issued by the SEC thereunder) provided by such member, broker or dealer, viewed in terms of that particular transaction or the Subadviser’s overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion;

(e)          will review the daily valuation of investments comprising the Allocated Assets of each Fund as obtained on a daily basis by the Fund or its agents, and will promptly notify the Trust and the Investment Adviser if the Subadviser believes that any such valuations may not properly reflect the market value of any investments owned by the Fund, provided, however, that the Subadviser is not required by this subparagraph to obtain valuations of any such investments from brokers or dealers or otherwise, or to otherwise independently verify valuations of any such securities;

(f)          unless otherwise instructed, will be responsible for voting all proxies of the Allocated Assets in accordance with the Proxy Voting Policies and Guidelines of Subadviser (the “Proxy Policy”), provided that such Proxy Policy and any amendments thereto are furnished to the Trust;

(g)          will attend regular business and investment-related meetings with the Trust’s Board of Trustees and the Investment Adviser if requested to do so by the Trust and/or the Investment Adviser, and at its expense, shall supply the Board, the officers of the Trust, and the Investment Adviser with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder;

Exhibit A

(h)          will maintain books and records with respect to investment transactions for the Allocated Assets of each Fund and proxy voting record for the Allocated Assets of the Fund, furnish to the Investment Adviser and the Trust’s Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Investment Adviser all of the Subadviser’s reports to the Trust’s Board of Trustees for examination and review within a reasonable time prior to the Trust’s Board meetings; and

(i)          will pay expenses incurred by the Trust for any matters related to any transaction or event that is deemed to result in a change of control of the Subadviser or otherwise result in the assignment of the Agreement under the 1940 Act.

6.          The Investment Adviser or its affiliates may, from time to time, engage other subadvisers to advise other series of the Trust (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”). The Subadviser agrees that it will not consult with any other  subadviser engaged by the Investment Adviser or its affiliates with respect to transactions in securities or other assets concerning a Fund or another Sub-Advised Fund, except to the extent permitted by the rules under the 1940 Act that permit certain transactions with a subadviser or its affiliates.

7.          Subadviser agrees with respect to the services provided to each Fund that:

(a)          it will promptly communicate to the Investment Adviser such information relating to Fund transactions as the Investment Adviser or officers or Trustees of the Trust may reasonably request and as communicated to the Subadviser;

(b)          it will promptly notify the Investment Adviser in writing about: (i) any financial condition that is likely to impair the Subadviser’s ability to fulfill its commitment under this Agreement; (ii) any contemplated change in control or management of the Subadviser; (iii) any change in the Subadviser’s personnel materially involved in the management of the Allocated Assets; (iv) any failure by the Subadviser to remain registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered; (v) the Subadviser being served or receiving notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or government or regulatory agency in any way relating to a Fund or potentially affecting the Subadviser’s services under this Agreement; and (v) any violation by the Subadviser of the federal securities laws;

(c)          it will comply with Rule 206(4)-7 under the Advisers Act and provide an annual certification to the Investment Adviser and the Trust stating that the Subadviser has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws and will provide the Investment Adviser and the Trust access to information regarding the Subadviser’s compliance program and assistance with the Trust’s compliance with Rule 38a-1 under the 1940 Act;

Exhibit A

(d)          it will provide access to personnel, records, communications, systems, and all other relevant material as may be requested by the Investment Adviser or the Trust periodically, including but not limited to remote and on-site testing, due diligence reviews, and periodic compliance-related reports and certifications;

(e)          it will treat confidentially and as proprietary information of the Trust all records and other information relative to each Fund and its prior, present or potential shareholders (“Confidential Information”), will comply at all times with all applicable laws and regulations relating to the confidentiality of “nonpublic personal information” including the Gramm-Leach-Bliley Act or other federal or state privacy laws and the regulations promulgated thereunder, and will not use such Confidential Information for any purpose other than the performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval may not be withheld where Subadviser is advised by counsel that the Subadviser may be exposed to civil or criminal contempt or other proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

8.          Each party represents and warrants to the other party that the execution, delivery and performance of this Agreement is within its powers and have been duly authorized by all necessary actions of its directors or members, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of either party for execution, delivery and performance of this Agreement, and the execution, delivery and performance by either party of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) such party’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon such party.

9.          In compliance with the requirements of Rule 31a-3 under the 1940 Act, Subadviser acknowledges that all records which it maintains for the Trust are the property of the Trust and agrees to surrender promptly to the Trust any of such records upon the Trust’s request, provided that Subadviser may retain copies thereof at its own expense. Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act relating to transactions placed by Subadviser for the Fund. Subadviser further agrees to maintain each Fund’s proxy voting record with respect to the Allocated Assets in a form mutually agreeable between the parties and which contains the information required by Form N‑PX under the 1940 Act.

10.          It is expressly understood and agreed that the services to be rendered by the Subadviser to the Investment Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Subadviser shall be free to provide similar or different services to others so long as its ability to provide the services provided for in this Agreement shall not be materially impaired thereby. In addition, but without limiting any separate agreement between the Subadviser and the Investment Adviser to the contrary, nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

Exhibit A

11.          The Investment Adviser agrees that it will furnish currently to the Subadviser all information with reference to each Fund and the Trust that is reasonably necessary to permit the Subadviser to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and the frequency and manner with which it shall be supplied. Without limiting the generality of the foregoing, Investment Adviser will furnish to Subadviser procedures consistent with the Trust’s contract with each Fund’s custodian from time to time (the “Custodian”), and reasonably satisfactory to Subadviser, for consummation of portfolio transactions for each Fund by payment to or delivery by the Custodian of all cash and/or securities or other investments due to or from the Fund, and Subadviser shall not have possession or custody thereof or any responsibility or liability with respect to such custody. Upon giving proper instructions to the Custodian, Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

12.          The Subadviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall comply with the investment policies, guidelines and restrictions of the Fund; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. The Subadviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Subadviser in violation of this Section 12 hereof.

Except as provided in the foregoing paragraph, the Subadviser and its directors, officers, stockholders, employees and agents shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser or the Trust in connection with any matters to which this Agreement relates or for any other act or omission in the performance by the Subadviser of its duties under this Agreement except for any liability that is due to Subadviser’s willful misfeasance, bad faith, or negligence in the performance of its duties or by reckless disregard of its obligations or duties under this Agreement.

13.          Each party shall indemnify and hold harmless the other party and its respective control persons (as described in Section 15 of the 1933 Act) and their respective directors, stockholders, members and employees (collectively, “Indemnitees”) against any and all losses, claims, damages, liabilities or expenses (including reasonable legal and other expenses of investigating or defending any alleged loss, claim, damages or liabilities) to which any of the Indemnitees may become subject under the 1933 Act, the 1940 Act, or the Advisers Act, or under any other statute, at common law or otherwise, arising out of or based on (i) any willful misfeasance, bad faith, or gross negligence of the other party in the performance of, or reckless disregard of, any of its duties or obligations hereunder, or (ii) any material breach of this Agreement by the other party.

14.          If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. Except to the extent governed by federal law including the 1940 Act, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without applying the principles of conflicts of law thereunder.

Exhibit A

15.          No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to the Trust until approved as required by applicable law.

16.          Any notice to be given hereunder may be given by personal notification or by facsimile transmission, to the party specified at the address stated below:

To the Investment Adviser at:
Ziegler Capital Management, LLC
70 West Madison Street, 24th Floor
Chicago, Illinois 60602-4109

Attn:  Cindi Perez
 Facsimile:  _______________

To the Subadviser at:
Valcour Capital Management LLC
201 Broad St
Stamford, CT 06901

Attn:  George Marshman
 Facsimile:  _______________

To a Fund or the Trust at:
Trust for Advised Portfolios
615 East Michigan Street
Milwaukee, Wisconsin 53202

Attn:          Eric W. Pinciss
Facsimile:  866-941-6727

or addressed as such party may from time to time designate by notice to other parties in accordance herewith.

17.          The Subadviser agrees that for any claim by it against a Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of a Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.

Exhibit A

[The Remainder of Page Intentionally Left Blank]

Exhibit A

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

ZIEGLER CAPITAL MANAGEMENT, LLC By: Name: Cindi Perez Title: Chief Operating Officer
VALCOUR CAPITAL MANAGEMENT LLC By: Name: George Marshman Title: Managing Partner

Exhibit A

SCHEDULE A

Fund	Term		Annual Fee Rate as a Percentage of Average Fund’s Daily Net Assets
Ziegler Floating Rate Fund	April 1, 2016	November 8, 2016	0% up to $50 million, plus 0.325% of assets over $50 million.
Ziegler Floating Rate Fund	November 9, 2016	July 31, 2017	0% up to $100 million, plus 0.20% of assets over $100 million.
Ziegler Floating Rate Fund	July 31, 2017	Upon receiving approval from a majority of the Fund’s outstanding securities	0% up to $100 million, plus 0.20% of assets over $100 million.
Ziegler Floating Rate Fund	Upon receiving approval from a majority of the Fund’s outstanding securities	Initially Two Years; Annually Thereafter	0% up to $100 million, plus 0.20% of assets over $100 million.

Exhibit A

ZIEGLER CAPITAL MANAGEMENT, LLC	VALCOUR CAPITAL MANAGEMENT, LLC

By:	By:
Name: Cindi Perez	Name: George Marshman
Title: Chief Operating Officer	Title: Managing Partner

Approved by the Board of Trustees: June 19, 2017.

Exhibit A

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E32042-S61956 KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

1. To approve a new investment sub-advisory agreement between Ziegler Capital Management, LLC and Valcour Capital Management LLC.	For ☐	Against ☐	Abstain ☐

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Exhibit A

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be Held on September 29, 2017. The proxy statement for this meeting is available at: www.proxyvote.com.

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E32042-S61956

Ziegler Floating Rate Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 29, 2017

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST FOR ADVISED PORTFOLIOS

The undersigned hereby appoints Christopher E. Kashmerick, Russell B. Simon, and Eric W. Pinciss, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Ziegler Floating Rate Fund (the "Fund"), a series of Trust for Advised Portfolios (the "Trust"), to be held on September 29, 2017, at 12 p.m. Central Time, at the offices of the Trust, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Meeting"), to vote, as designated on the reverse side, all shares of the Fund, held by the undersigned at the close of business on July 31, 2017. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

At their discretion, the named proxies may vote upon any other matters which may legally come before the meeting, or any adjournment thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 844-828-1919. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Exhibit A